Revenue	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue	REVENUE

($ millions)	2021	2020
Electric and gas revenue
United States
ITC	1,694	1,726
UNS Energy	2,071	2,019
Central Hudson	962	941
Canada
FortisBC Energy	1,645	1,336
FortisAlberta	622	580
FortisBC Electric	404	358
Newfoundland Power	701	707
Maritime Electric	223	215
FortisOntario	211	222
Caribbean
Caribbean Utilities	248	238
FortisTCI	89	77
Total electric and gas revenue	8,870	8,419
Other services revenue (1)	382	325
Revenue from contracts with customers	9,252	8,744
Alternative revenue (2)	(18)	64
Other revenue	214	127
Total revenue	9,448	8,935
(1)    Includes $260 million and $227 million from regulated operations for 2021 and 2020, respectively
(2)    2020 includes a $40 million favourable base ROE adjustment associated with the May 2020 FERC decision, which set the all-in ROE for ITC's subsidiaries operating in the Midcontinent Independent System Operator, Inc. "MISO" region at 10.77%

Revenue from Contracts with Customers
Electric and gas revenue includes revenue from the sale and/or delivery of electricity and gas, transmission revenue, and wholesale electric revenue, all based on regulator-approved tariff rates including the flow through of commodity costs.

Other services revenue includes: (i) management fee revenue at UNS Energy for the operation of Springerville Units 3 and 4; (ii) revenue from storage optimization activities at Aitken Creek; and (iii) revenue from other services that reflect the ordinary business activities of Fortis' utilities.

Alternative Revenue
Alternative revenue programs allow utilities to adjust future rates in response to past activities or completed events if certain criteria are met. Alternative revenue is recognized on an accrual basis with a corresponding regulatory asset or liability until the revenue is settled. Upon settlement, revenue is not recognized as revenue from contracts with customers but rather as settlement of the regulatory asset or liability. The significant alternative revenue programs of Fortis' utilities are summarized as follows.

ITC's formula rates include an annual true-up mechanism that compares actual revenue requirements to billed revenue, and any under- or over-collections are accrued as a regulatory asset or liability and reflected in future rates within a two-year period (Note 8). The formula rates do not require annual regulatory approvals, although inputs remain subject to legal challenge.

UNS Energy's lost fixed-cost recovery mechanism ("LFCR") surcharge recovers lost fixed costs, as measured by a reduction in non-fuel revenue, associated with energy efficiency savings and distributed generation. To recover the LFCR regulatory asset, UNS Energy is required to file an annual LFCR adjustment request with the ACC for the LFCR revenue recognized in the prior year. The recovery is subject to a year-over-year cap of 2% of total retail revenue. UNS Energy's demand side management surcharge, which is approved by the ACC annually, compensates for the costs to design and implement cost-effective energy efficiency and demand response programs until such costs, along with a performance incentive, are reflected in non-fuel base rates.

FortisBC Energy and FortisBC Electric have an earnings sharing mechanism that provides for a 50/50 sharing of variances from the allowed ROE. This mechanism is in place until the expiry of the current multi-year rate plan in 2024. Additionally, variances between forecast and actual customer-use rates and industrial and other customer revenue are captured in a revenue stabilization account and a flow-through deferral account to be refunded to, or received from, customers in rates within two years.

Other Revenue
Other revenue primarily includes gains or losses on energy contract derivatives, as well as regulatory deferrals at FortisBC Energy and FortisBC Electric reflecting cost recovery variances from forecast.